Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment

Note 5:      Premises and Equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2011	2010
	(In thousands)

Land, buildings and improvements	$12,710	$11,941
Leasehold improvements	264	264
Furniture and equipment	9,724	9,160
Computer software	1,953	1,822

	24,651	23,187
Less accumulated depreciation	(14,847)	(13,909)

Net premises and equipment	$9,804	$9,278